UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2009

                           WILSHIRE ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                      1-4673                     84-0513668

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

        1 Gateway Center, Newark, NJ                              07102

  (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (201) 420-2796


                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2009, the Board of Directors of Wilshire Enterprises, Inc. (the "Company") amended and restated the Company's By-Laws to permit the issuance and transfer of uncertificated shares of the Company's stock. A copy of the Company's By-Laws, as amended and restated through August 7, 2009, is attached as Exhibit 3.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.   The following exhibit is attached to this Current Report on
                  Form 8-K:

Exhibit No.       Description
-----------       -----------
   3.1            By-Laws of the Company, as amended and restated through
                  August 7, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    WILSHIRE ENTERPRISES, INC.



                                    By: /s/ S. Wilzig Izak
                                       ---------------------------------------
                                    Name:  S. Wilzig Izak
                                    Title: Chairman of the Board and Chief
                                           Executive Officer

Dated: August 7, 2009

                                  EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ----------------------------------------------- ------------------

     3.1      By-Laws of the Company, as amended and                  E
              restated through August 7, 2009.